                                                                   EXHIBIT 10.71

                               COSMAR CORPORATION
                          RENAISSANCE COSMETICS, INC.
                               7432 PRINCE DRIVE
                       HUNTINGTON BEACH, CALIFORNIA 92647


                             As of January 8, 1996


Nomura Holding America Inc.,
Individually and as Collateral Agent
2 World Financial Center, Building B
New York, New York 10281-1198

         Re:      Amendment No. 3 and Consent to Note Purchase Agreement

Ladies and Gentlemen:

         Reference is hereby made to the Note Purchase Agreement, dated as of December 21, 1994, as amended by Amendment No. 1 and Waiver to Note Purchase Agreement, dated as of April 7, 1995, and Amendment No. 2 to Note Purchase Agreement, dated as of September 8, 1995 (as so amended, the "Note Purchase Agreement"), each among Cosmar Corporation, a Delaware corporation (the "Company"), Renaissance Cosmetics, Inc., a Delaware corporation (the "Parent"), and Nomura Holding America Inc. (together with its successors and assigns, the "Purchaser"). All capitalized terms used in this amendment and consent letter (this "Amendment") and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

         Pursuant to Section 10.18 of the Note Purchase Agreement, the Company and the Parent have requested that the Purchaser consent to the amendment of the Subordinated Seller Notes in the manner contemplated by the letter agreement, dated December 21, 1995, to be entered into between the Parent and Triumph Connecticut Limited Partnership in the form attached hereto (the "Permitted Amendment"), and the Purchaser has indicated it is willing to do so on the terms and conditions hereof.

         Accordingly, the Company, the Parent and, by your acceptance hereof, the Purchaser and the Collateral Agent, hereby agree as follows:

         1. Consent. Effective on and as of the Effective Date referred to below, the Purchaser consents to the amendment of the Subordinated Seller Notes solely in the manner contemplated by the Permitted Amendment.

         2. Amendment Effective on and as of the Effective Date referred to below, Section 11.1(b) of the Note Purchase Agreement is amended by deleting the

Amendment No. 3 and Consent to
Note Purchase Agreement, among
Renaissance Cosmetics, Inc.,
Cosmar Corporation and
Nomura Holding America Inc.
As of January 8, 1996
Page 2


words "five days" from the last line of said subsection (b) and inserting the words "two Business Days" in lieu thereof.

         3. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Effective Date") on which the Purchaser has received all of the following documents:

                  (a) a counterpart of this Amendment, duly executed and delivered by the Parent and the Company; and

                  (b) the acknowledgement and agreement attached to this Amendment, duly executed and delivered by each Subsidiary of the Company which has entered into a Subsidiary Guarantee.

         4. Representations and Warranties; No Default or Event of Default. Each of the Company and the Parent hereby represents, warrants, covenants and agrees as follows on and as of the Effective Date:

                  (a) the representations and warranties contained in Section
         4.1 through 4.35, inclusive and elsewhere in the Note Purchase Agreement, and the representations and warranties contained in the Related Documents shall be true and correct on and as of the Effective Date with the same effect as if such representations and warranties had been made on and as of the Effective Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date; and

                  (b) no Default or Event of Default shall have occurred and be continuing.

         5. Effect of Amendment. It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way amend, modify, affect or impair the terms, conditions and other provisions of the Note Purchase Agreement, the Notes or the Related Documents, or the obligations of the Company and the Parent thereunder, and all terms, conditions and other provisions of the Note Purchase Agreement, the Notes and the Related Documents shall remain in full force and effect

Amendment No. 3 and Consent to
Note Purchase Agreement, among
Renaissance Cosmetics, Inc.,
Cosmar Corporation and
Nomura Holding America Inc.
As of January 8, 1996
Page 3


except to the extent specifically amended or otherwise specifically modified pursuant to the provisions of this Amendment. If any representation or warranty in this Amendment shall fail to be true and correct in any material respect, such failure and any failure to fully satisfy any other term or condition of this Amendment shall automatically, and without the requirement of any notice to the Company or the Parent, constitute an Event of Default under the Note Purchase Agreement.

         6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

         7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


        [The remainder of this page has been intentionally left blank.]

Amendment No. 3 and Consent to
Note Purchase Agreement, among
Renaissance Cosmetics, Inc.,
Cosmar Corporation and
Nomura Holding America Inc.
As of January 8, 1996
Page 4


         If the foregoing is acceptable, please sign and return a copy of this Amendment to indicate your agreement to the terms hereof.


                                    Very truly yours,

                                    COSMAR CORPORATION



                                    By: /s/
                                        -------------------------------------
                                        Title: V.P.

                                    RENAISSANCE COSMETICS, INC.



                                    By: /s/
                                        -------------------------------------
                                        Title: C.F.O.

Accepted and Agreed as
of date first above written

NOMURA HOLDING AMERICA INC.,
Individually and as Collateral Agent


By: /s/
    -----------------------------------
    Title: Attorney-in-Fact

Amendment No. 3 and Consent to
Note Purchase Agreement, among
Renaissance Cosmetics, Inc.,
Cosmar Corporation and
Nomura Holding America Inc.
As of January 8, 1996
Page 5



                          ACKNOWLEDGEMENT AND AGREEMENT

         The terms and provisions of the foregoing Amendment No. 3 and Consent to Note Purchase Agreement, dated as of January 8, 1996 (the "Third Amendment"), to the Note Purchase Agreement, dated as of December 21, 1994, as amended by Amendment No. 1 and Waiver to Note Purchase Agreement, dated as of April 7, 1995, and Amendment No. 2 to Note Purchase Agreement, dated as of September 8, 1995 (as so amended, the "Note Purchase Agreement"), each among Cosmar Corporation, a Delaware corporation (the "Company"), Renaissance Cosmetics, Inc., a Delaware corporation (the "Parent"), and Nomura Holding America Inc., a Delaware corporation (together with its successors and assigns, collectively, the "Purchaser"), and the transactions contemplated by the Note Purchase Agreement as amended by the Third Amendment, are hereby severally and not jointly acknowledged and agreed to by each of the undersigned Subsidiaries of the Company, and each hereby severally and not jointly confirms its respective Subsidiary Guarantee with respect to the Obligations under, and as the foregoing capitalized terms are defined in, the Note Purchase Agreement, as so amended.

         This Acknowledgement and Agreement may be executed by each Subsidiary of the Company in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.


             [The remainder of this page intentionally left blank.]

Amendment No. 3 and Consent to
Note Purchase Agreement, among
Renaissance Cosmetics, Inc.,
Cosmar Corporation and
Nomura Holding America Inc.
As of January 8, 1996
Page 6


         IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgement and Agreement to be executed and delivered by its respective duly authorized officer as of the date first above written.


PARFUMS PARQUET INCORPORATED
HOUBIGANT (1995) LIMITED/
  HOUBIGANT (1995) LIMITEE
NEW DANA ACQUISITION CORP.
LES PARFUMS DE DANA, INC.
DANA PERFUMES CORP.
ROSLYN IMPORTERS INC.
DANA S.A.
PERFUMES DANA S.A.I.C.
FINANCIERA DE PERFUMERIA SA
DANA PERFUMES (CANADA) LTD.
ESTALVI S.A.
MARCAFIN S.A.
C.O.M.I.N.S.A.
PERFUMES AND COSMETICS IMPORTERS, INC.
PARFUMS DANA EXPORT CORP.





By /s/
   ------------------------------------
   Title: V.P.

          (of each party hereto)